Accrued expenses and other current liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accrued expenses and other current liabilities.
Research and development external project costs	$ 5,399	$ 983
Personnel-related expenses	1,903	161
Professional fees	486	425
Other	405	310
Total	$ 8,193	$ 1,879